FORM 8-K - CURRENT REPORT
             (AS LAST AMENDED IN REL. NO. 34-36968, EFF. 8/13/92.)
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC
                                    20549




                                  FORM 8-K/A


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                      Date of Report: November 22, 1996

                             NATIONAL PROPERTY II
            (Exact name of registrant as specified in its charter)


           CALIFORNIA                   0-9138               13-2906846
    (State or other jurisdiction    (Commission           (I.R.S. Employer
           incorporation)           File Number)           Identification
                                                              Number)

                         One Insignia Financial Plaza
                             Post Office Box 1089
                      Greenville, South Carolina  29602
                   (Address of Principal Executive Office)


      Registrant's telephone number, including area code (864) 239-1000


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        EXHIBITS

           See Exhibit Index.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           NATIONAL PROPERTY INVESTORS II

                           By:   NPI EQUITY INVESTMENTS, INC.
                                 Its Managing General Partner


                           By:   /s/ William H. Jarrard, Jr.
                                 President and Director


                           By:   /s/ Ronald Uretta
                                 Principal Financial Officer
                                 and Principal Accounting Officer


                           Date: March 18, 1997


                                 EXHIBIT INDEX



10.4 Purchase and Sale Agreement dated August 20, 1996, executed by and between National Property Investors II, Ltd., a California , limited partnership ("Seller") and General Capital Corporation, a Tennessee Corporation, as Trustee.

10.5 Buyer's and Seller's Closing Statement dated November 22, 1996, executed by Sugar Mill, Limited Partnership ("Buyer") and National Property Investors II, Ltd. ("Seller").

10.6 Special Warranty Deed of record in Book 3624, page 2470, Clerk of Courts, Brevard County, Florida.

10.7 Bill of Sale and General Assignment dated as of November 20, 1996, executed by Seller.

10.8 Assignment of Space Leases dated as of November 20, 1996, executed by Seller and Buyer.

10.9 Assignment of Space Lease Deposits dated as of November 20, 1996, executed by Seller and Buyer.

10.10 Assignment of Agreements and Service Contracts dated as of November 20, 1996, executed by Seller and Buyer.